Exhibit 99.1

View to Offer $200 Million of Senior Unsecured Convertible Notes

MILPITAS, Calif., August 8, 2022 (GLOBE NEWSWIRE) – View, Inc. (Nasdaq: VIEW) (“View” or the “Company”) today announced that it intends to offer, subject to market conditions and other factors, up to $200 million aggregate principal amount of senior unsecured convertible notes due 2027 (the “Notes”) in one or more private transactions. In connection therewith, View has entered into a non-binding term sheet with a prospective lead investor.

The Notes are being offered and sold only to persons reasonably believed to be “qualified institutional buyers” in reliance on an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been and will not be registered for sale under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, the Notes or any other securities, and shall not constitute an offer to sell, solicitation of an offer to buy, or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. There can be no assurances that the offering of the Notes will be completed as described herein or at all.

About View

View is the leader in smart building platforms and technologies that deliver optimal human experiences in buildings. We revolutionized something that hadn’t changed for centuries—the simple window—and in so doing, built the only complete, cloud-native platform to deliver on the promise of smart buildings. View Smart Glass and the Smart Building Cloud transform buildings into responsive environments that continuously adjust to meet human needs for natural light, connection to nature, fresh air, and comfortable temperatures, while improving energy-efficiency and increasing profits for building owners and their tenants. View’s products are installed in offices, apartments, airports, hotels, and educational facilities. Learn more at www.view.com.

Forward-Looking Statements

This press release, and certain materials View files with the U.S. Securities and Exchange Commission (the “SEC”), as well as information included in oral or written statements made or to be made by View, other than statements of historical fact, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” and similar expressions. These statements may include, without limitation, statements regarding View’s financial position, capital structure, indebtedness and business strategy, and plans and objectives of View management for future operations, as well as statements regarding growth, anticipated demand for View’s products and services and its business prospects. These forward-looking statements are not guarantees of future performance.

Forward-looking statements are based on current expectations, estimates, assumptions, projections, forecasts and management’s beliefs, which are subject to change. There can be no assurance that future developments affecting View will be those that View has anticipated. Forward-looking statements involve a number of risks, uncertainties and other factors, many of which are beyond View’s control and are difficult to predict. Should one or more of these risks or uncertainties materialize, or should any of the expectations, estimates, assumptions, projections, forecasts or beliefs prove incorrect, actual results may differ materially from what is expressed or forecasted in such forward-looking statements. Such risks include, but are not limited to: actual or anticipated variations in View’s quarterly operating results; results of operations that vary from the expectations of View or of securities analysts and investors; the impact of the global COVID-19 pandemic; changes in financial estimates by View or by any securities analysts who might cover View’s securities; conditions or trends in the industries in which View operates; changes in the market valuations of similar companies; changes in the markets in which View operates; stock market price and volume fluctuations of comparable companies and, in particular, those that operate in the smart glass industry; disruptions to View’s business relationships, performance, current plans, employee retention and business generally; publication of research reports about View or View’s industry or positive or negative recommendations or withdrawal of research coverage by securities analysts; announcements by View or View’s competitors of significant contracts, acquisitions, joint marketing relationships, joint ventures, capital commitments, strategic partnerships or divestitures; investors’ general perceptions of View’s company and View’s business; announcements by third parties or the outcome of any claims or legal proceedings that may be instituted against View; the ability to maintain compliance with the continued listing requirements of, and to maintain the listing of View’s securities on, The Nasdaq Stock Market LLC; volatility in the price of View’s securities due to a variety of factors, including downturns or other changes in the highly competitive and regulated industries in which View operates, variations in performance across competitors, and changes in laws and regulations affecting View’s business; View’s ability to implement business plans, forecasts and other expectations, and identify and realize additional opportunities; actions by stockholders, including the sale of shares of View’s common stock; speculation in the press or investment community; recruitment or departure of key personnel; overall performance of the equity markets; disputes or other developments relating to intellectual property rights, including patents, litigation matters and View’s ability to obtain, maintain, defend, protect and enforce patent and other intellectual property rights for its technologies, and the potential infringement on the intellectual property rights of others; cyber security risks or potential breaches of data security; uncertainty regarding economic events; changes in interest rates; general market, political and economic conditions, including an economic slowdown, recession or depression; View’s operating performance and the performance of other similar companies; View’s ability to accurately project future results and View’s ability to achieve those and other industry and analyst forecasts; new legislation or other regulatory developments that adversely affect View or the markets or industries in which View operates; View’s ability to continue as a going concern; View’s ability to raise additional capital on acceptable terms or at all; and other risks and uncertainties described in View’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”), and in its subsequent periodic reports or other documents filed by View from time to time with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form 10-K and View’s subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and View assumes no obligation and does not intend to update or revise these forward-looking statements to reflect events or circumstances after the date hereof, whether as a result of new information, future events, or otherwise, except as required by law. View does not give any assurance that it will achieve its expectations.

For further information:

Investors:

Samuel Meehan

View, Inc.

IR@View.com

408-493-1358

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